SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2003 (September 30, 2003)

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19364	62-1117144

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee	37215

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 665-1122

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

     Exhibit 99.1 Press Release.

Item 9. Regulation FD Disclosure.

     On September 30, 2003, American Healthways, Inc. announced that it will provide an on-line Web simulcast and rebroadcast of its fourth quarter fiscal 2003 earnings release conference call. A copy of the press release issued on September 30, 2003 is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

American Healthways, Inc.

By:	/s/ Mary A. Chaput
Name: Title:	Mary A. Chaput Chief Financial Officer

Date: October 1, 2003

Exhibit Index

Exhibit
No.	Description

99.1	Press Release dated September 30, 2003